CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash Cash Equivalents And Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and Cash Equivalents [Abstract]
Cash	$ 44,309	$ 54,340
Cash equivalents	183,731	455,183
Total cash and cash equivalents	228,040	509,523
Non-current portion of restricted cash	130	130
Total cash, cash equivalents and restricted cash	$ 228,170	$ 509,653	$ 499,419	$ 575,359